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                                 EXHIBIT 1 A (8)

                     FORM OF PARTICIPATION AGREEMENT BETWEEN
                                SEPARATE ACCOUNT
                                       AND
                              INVESTMENT COMPANIES

             Incorporated by reference to Exhibit 8 of Registration
               Statement on Form S-6 (File Number 33-609670) filed
              July 11, 1995 by CG Variable Life Insurance Separate
                           Account A as Registrant and
            Connecticut General Life Insurance Company as Depositor.